EX-99.q

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the “Trusts”), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ Patrick P. Coyne
Patrick P. Coyne

Delaware Investments Family of Funds

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the “Trusts”), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ Thomas L. Bennett
Thomas L. Bennett

Delaware Investments Family of Funds

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the “Trusts”), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ J. Richard Zecher
J. Richard Zecher

Delaware Investments Family of Funds

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the “Trusts”), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ John A. Fry
John A. Fry

Delaware Investments Family of Funds

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the “Trusts”), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ Anthony D. Knerr
Anthony D. Knerr

Delaware Investments Family of Funds

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the “Trusts”), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ Ann R. Leven
Ann R. Leven

Delaware Investments Family of Funds

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the “Trusts”), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ Thomas F. Madison
Thomas F. Madison

Delaware Investments Family of Funds

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

POWER OF ATTORNEY

I, the undersigned member of the Boards of Trustees/Directors of Delaware Investments Family of Funds listed below (the “Trusts”), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ Jan L. Yeomans
Jan L. Yeomans

Delaware Investments Family of Funds

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

POWER OF ATTORNEY

I, the Chief Financial Officer of Delaware Investments Family of Funds listed below (the “Trusts”), hereby constitute and appoint David F. Connor, Patrick P. Coyne and David P. O’Connor, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ Richard Salus
Richard Salus

Delaware Investments Family of Funds

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.

POWER OF ATTORNEY

I, the undersigned member of Delaware Investments Family of Funds listed below (the “Trusts”), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trusts on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 15th day of November, 2006.

/s/ Lucinda S. Landreth
Lucinda S. Landreth

Delaware Investments Family of Funds

Delaware Group Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds III
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Group Tax-Free Money Fund
Delaware Investments Municipal Trust
Delaware Pooled Trust
Delaware VIP Trust
Voyageur Insured Funds
Voyageur Intermediate Tax-Free Funds
Voyageur Investment Trust
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Insured Municipal Income Fund, Inc.
Delaware Investments Florida Insured Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments Minnesota Municipal Income Fund III, Inc.